UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2009

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael, California  94903
(Address of principal executive offices, including zip code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K (the “Amendment”) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Autodesk, Inc. (the “Company”) on August 13, 2009, as amended on August 17, 2009 (the “Original Filing”). This amendment corrects the “Deferred Maintenance Revenue Balance” line item in the “QTR 1” column of the Fiscal Year 2010 Other Supplemental Financial Information sheets from $458 million to $469 million (note that overall deferred revenue balance of $534 million for the quarter ended April 30, 2009 is correct and did not change in the Amendment). In all other respects, the information contained in the Original Filing, as amended, remains unchanged and is being provided in the Amendment for convenience only.

Item 2.02. Results of Operations and Financial Condition.

On August 13, 2009, Autodesk, Inc. (“Autodesk” or the “Company”) issued a press release and prepared remarks reporting financial results for the second quarter ended July 31, 2009.  The press release and prepared remarks are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

These exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

To supplement Autodesk’s consolidated financial statements presented on a GAAP basis, the press release and prepared remarks furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, provide investors with certain non-GAAP measures, including but not limited to historical non-GAAP net earnings and historical and future non-GAAP net earnings per diluted share. For our internal budgeting and resource allocation process, Autodesk’s management uses these non-GAAP measures that do not include: (a) the stock-based compensation impact of SFAS 123R, (b) amortization of purchased intangibles and purchases of technology, including in-process research and development, (c) goodwill impairment, (d) establishment of a valuation allowance on certain net deferred tax assets, (e) restructuring charges and (f) the income tax effects on the difference between GAAP and non-GAAP costs and expenses.  Autodesk’s management uses these non-GAAP measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding Autodesk’s earning potential. In addition, these non-GAAP financial measures facilitate comparisons to our and our competitors’ historical results and operating guidance.

As described above, Autodesk excludes the following items from its non-GAAP measures:

A. Stock compensation impact of SFAS 123R. These expenses consist of expenses for employee stock-based compensation under SFAS 123R. Autodesk excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses and management finds it useful to exclude certain non-cash charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

B. Amortization of purchased intangibles and in-process research and development expenses. Autodesk incurs amortization of acquisition-related purchased intangible assets and charges related to in-process research and development, primarily in connection with its acquisition of certain businesses and technologies. The amortization of purchased intangibles varies depending on the level of acquisition activity, and management finds it useful to exclude these variable charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

C. Goodwill impairment. This is a non-cash charge to write-down goodwill to fair value when there was an indication that the asset was impaired. As explained above, management finds it useful to exclude certain non-cash charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

D. Establishment of a valuation allowance on certain net deferred tax assets. This is a non-cash charge to record a valuation allowance on certain deferred tax assets. As explained above, management finds it useful to exclude certain non-cash charges to assess the appropriate level of various expenses to assist in budgeting, planning and forecasting future periods.

E. Restructuring charges. These expenses are associated with realigning our business strategies based on current economic conditions. In connection with these restructuring actions, we recognize costs related to termination benefits for former employees whose positions were eliminated, and the closure of facilities and cancelation of certain contracts. We exclude these charges because these expenses are not reflective of ongoing operating results in the current period.

F. Income tax effects. The income tax effects that are excluded from the non-GAAP measures relate to the tax impact on the difference between GAAP and non-GAAP costs and expenses, primarily due to differences in the timing of when income tax benefits are recognized for stock compensation and purchased intangibles for GAAP and non-GAAP measures.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. In addition, the non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our earnings release and prepared remarks. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors should review the information regarding non-GAAP financial measures provided in our press release and prepared remarks.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated as of August 13, 2009, entitled “Autodesk Reports Second Quarter fiscal 2010 Financial Results.”

99.2	Prepared Remarks dated as of August 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/s/ Mark J. Hawkins
Mark J. Hawkins Executive Vice President and Chief Financial Officer

Date:  August 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated as of August 13, 2009, entitled “Autodesk Reports Second Quarter fiscal 2010 Financial Results.”

99.2	Prepared Remarks dated as of August 13, 2009.